EXHIBIT 99

Investor Presentation February 18, 2010

Forward-Looking Statement Disclosure To the extent that this presentation or the presenters discuss expectations about future financial results or market conditions or otherwise make statements about the future, such statements are forward-looking and are based on the Company's current beliefs, expectations, forecasts or projections. Actual results may differ materially from our statements due to a number of risks and uncertainties, including those described in the Company's Form 10-K for the year ended December 31, 2008 and subsequent filings. Please refer to these SEC documents for a complete list of risk factors.

Overview United Community Financial Corp. NASDAQ: UCFC The Home Savings and Loan Company of Youngstown, Ohio 6 Loan Production Offices 39 Full Service Branches

Operations

Investment Highlights Founded: 1889 (Home Savings) IPO: 1998 NASDAQ: UCFC Shares Outstanding: 30,898,000 Average Daily Volume: apx. 40-60,000 shares Summary statistics (year ended December 31, 2009) - Total Assets: $2.3 billion - Total Net Loans: $1.9 billion - Total Deposits: $1.8 billion Investment highlights (quarter and year ended December 31, 2009) - Mortgage loan originations reached nearly $500 million in 2009 (a 77% increase from the prior year) - Net interest margin increased to 3.33% for the quarter - Capital ratios were 8.22% (Tier 1 Leverage) and 12.80% (Total Risk-Based Capital) - Tangible Book Value was $7.09 per share

Stock Ownership Ownership: % of Shares held Outstanding Management (1) 628,874 2.0% ESOP (1) 3,441,392 11.1% Institutional Ownership (2) Dimensional Fund Advisors 2,282,208 7.4 % Farmers Trust Company (1) 1,260,530 4.1 % BlackRock Global Investors 583,461 1.9 % Vanguard Group Inc. 540,944 1.8 % Wellington Management Co. LLP 257,045 0.8 % Market Makers: The following firms presently make a market in United Community Financial Corp. stock on the NASDAQ (3) Knight Equity Markets, L.P. Citadel Derivatives Group LLC Barclays Capital Inc. UBS Securities LLC Notes: 1. As of December 31, 2009. Management shares held does not include 2009 ESOP allocation 2. As of September 30, 2009. Source: SNL Securities 3. Source: Bloomberg

Balance Sheet (Dollars in thousands) Assets As of Dec. 31, 2009 As of Dec. 31, 2008 Cash and cash equivalents $ 45,074 $ 43,417 Securities 281,348 215,731 Loans, net 1,866,018 2,203,453 Loans held for sale 10,497 16,032 Real estate owned/other repossessed assets 30,962 29,258 Premises and equipment 23,139 25,015 Cash surrender value of life insurance 26,198 25,090 Other assets 55,191 60,077 Total Assets $2,338,427 $2,618,073 Liabilities and Stockholders' Equity Deposits $1,769,501 $1,885,931 FHLB Advances and Other Borrowings 318,156 462,872 Other Liabilities 30,988 31,959 Total Liabilities 2,118,645 2,383,150 Total Stockholders' Equity 219,781 234,923 Total Liabilities and Stockholders' Equity $2,338,427 $2,618,073 UCFC's balance sheet is fairly straightforward Equity is comprised solely of common equity No preferred stock or trust preferred No TARP UCFC's loan portfolio contracted by $337.4MM in 2009 Reflects strategic intent to preserve capital and pull back from higher-risk lending areas

Balance Sheet Detail As of December 31, 2009 1-4 Family Commercial RE Construction Consumer Commercial Loans 773.8 571.9 191.8 309.2 60.2 MBS Equities Agencies Securities 231.7 0.7 48.9 Core CD's Deposits 729.5 1040 Net Loans Total: $1.9 Bn Securities Total: $281.3 MM Deposits Total: $1.8 Bn Other Borrowings Total: $318.2 MM FHLB Term FHLB ON Repo Other 85.3 136 96.8 UCFC's loan portfolio is more bank- like than the typical thrift The securities portfolio has no private MBS or TRUPs The securities portfolio is viewed primarily as a source of liquidity There is also a very small equities portfolio at the holding company level comprised of bank stocks Funding is shifting away from reliance on CDs and borrowings in favor of core deposits Core (non-time) deposits grew by $68.8MM in 2009 Other Borrowings fell by $144.7MM in 2009

UCFC Share Price Performance Price Change (%) Indexed to 1/1/2001 Key UCFC SNL Thrift Index UCFC has traded in line with the SNL Thrift Index until recently Recent share price performance may reflect in part: Nonperforming asset trends that arose in the latter part of 2007 Regulatory Cease and Desist Order imposed August 2008

Investment Proposition '01 '02 '03 '04 '05 '06 '07 '08 '09 Tang BV 0 6.9 6.94 7.03 6.43 6.44 6.24 6.36 6.5 6.55 6.72 6.83 6.91 6.42 6.47 6.49 6.72 6.76 6.93 7.07 7.17 7.29 7.37 7.58 7.72 7.79 7.73 7.83 7.39 7.52 7.38 7.34 7.57 7.72 7.57 7.61 7.09 0 Mark. Price 6.44 8.46 6.85 7 7.19 9.1 8.6 8.41 8.51 8.96 9.62 11.09 12.87 12.63 11.05 10.88 10.78 10.63 10.9 11.48 11.78 11.66 11.97 11.9 10.74 9.7 7.02 5.36 6.03 3.64 4.86 0.9 1.21 1.09 1.74 1.45 Tangible Book Value per Share and Share Price Key Tangible BV/Share Market Price $ '01 '02 '03 '04 '05 '06 '07 '08 '09 For most of its history as a public company, UCFC traded at a multiple of book value UCFC's tangible book value per share has been relatively stable over the past decade Tangible book value per share has remained above $7.00, despite recent asset quality experience

Review of Financial Performance (cont.) Asset Quality 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 Nonperforming Loans 53.7 71.6 98.7 101.1 104.4 95 103.1 104.9 102.2 99.5 111.8 116.4 OREO & Repossessed Assets 6.4 9.8 11.7 10.5 10 21.5 20.5 29.2 30.4 33.1 27.6 30.9 $ Key Nonperforming loans (1) OREO & repossessed assets Nonperforming Assets Trend ($MM) 116.5 123.6 134.1 132.6 132.6 139.4 147.3 Notes: 1. Nonperforming loans consist of loans ninety days past due, plus loans less than ninety days past due and not accruing, plus restructured loans 2. Amount of nonperforming loans evaluated under FAS 114 3. Specific reserves related to loans in Note 2 above 4. Amount of collateral related to loans in Note 2 above 107.9 (2) 4.9 (3) 103.0 (4) Nonperforming assets rose sharply in the latter part of 2007 The majority of UCFC's nonperforming loans are backed by real estate collateral For example, of the $116.4MM of nonperforming loans at 12/31/09, management believes that: $107.9MM have been evaluated for impairment under FAS 114 These loans are supported by $103.0MM of collateral The $4.9MM collateral shortfall has been fully reserved with specific reserves The remaining exposure is supported with general reserves 114.4 111.6 110.4 81.4 60.1

Nonperforming Loan Trends By Portfolio Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Nonperforming 49.8 50.5 48.5 48.6 53.2 63.9 Real Estate 1463.6 1445.8 1413.1 1388.5 1308.5 1281.8 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 43.2 44 43 37.4 47.2 43.2 Construction 271.3 247.2 224.7 187.2 156.6 148.6 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 5.7 5.9 6.4 5.9 5.3 5.4 Consumer loans 352.8 342.9 325.5 317 314.8 303.8 Real Estate Loans ($MM) Construction Loans ($MM) Consumer Loans ($MM) Commercial Loans ($MM) Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 4.3 4.6 4.3 7.6 6.2 3.4 89.1 96.9 85.8 78.7 65.5 56.8 1,513.4 1,496.3 1,461.6 1,437.1 Performing Nonperforming 314.5 291.2 267.7 224.6 358.5 348.8 331.9 322.9 93.4 101.5 90.1 86.3 Key 1,345.7 1,361.7 203.8 191.8 320.1 309.2 71.7 60.2 UCFC has four primary portfolios Nonperforming loans are concentrated in the construction loan portfolio Higher-risk segments have purposefully been allowed to run off The "Real Estate" portfolio includes four sub-portfolios...

Nonperforming Loan Trends Real Estate Portfolio Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Nonperforming 16.9 21.7 24.4 23.1 25.8 26.8 Real Estate 884 887.9 864.5 829.7 746.1 747.1 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 15.5 8.7 5.7 5.3 5.6 7.9 Construction 164 180 162.7 159 152.7 142.6 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 13.7 15.2 13.2 15 16.6 24.1 Consumer loans 376.9 360.2 368.1 381.6 391.2 373.8 1-4 Family ($MM) Multi-Family ($MM) Commercial Real Estate ($MM) Land ($MM) Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 3.7 4.8 5.2 5.2 5.2 5.2 20.6 18.7 17.8 18.1 18.5 18.3 901.0 909.6 888.9 852.8 Performing Nonperforming 197.5 187.7 168.4 164.4 390.6 375.4 381.3 396.6 24.3 23.5 23.0 23.3 Key 773.8 771.9 158.3 150.5 407.8 397.9 23.6 23.5 ....UCFC's Real Estate portfolio has four sub-portfolios The 1-4 Family portfolio contracted in 2009 due in part to the bulk sale of $69MM of mortgages

Review of Financial Performance UCFC Earnings Analysis (1) 2006 2007 2008 2009 MSR -25.3 -49.1 Securities charge -6.1 Goodwill -33.6 Provision expense -4.3 -28.8 HSL income prior to tax, provision and extraordinary items 40.8 33.8 26.5 31.1 Tax -12.4 -0.9 1.9 8.8 -7.6 Earnings prior to tax, provision and other items Provision expense Securities charge Goodwill charge Key Income ($MM): $24.1 $4.1 $(35.3) $(16.8) 2006 2007 2008 $ Income tax Note: 1. The table above contains certain financial information determined to be a presentation not in accordance with GAAP. We have provided information about significant events that occurred during the period because we believe this information is useful to both investors and management and aids in the overall understanding of their impact on the Company's overall performance. Users should consider this financial information a supplementary tool for analysis purposes and not substitute it for GAAP net income. Net 2009 Deferred tax impairment UCFC's pre-tax, pre-provision earnings in 2009 increased over the prior year Reported GAAP income reflected charges for the write-off of goodwill and securities impairment in 2008 and the establishment of a deferred tax valuation allowance in 2009 Despite provision expense of $49.1MM in 2009, the Company's Tangible Book Value has remained above $7.00 per share and capital ratios have remained above regulatory requirements

Review of Financial Performance (cont.) Tangible Common Equity 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 East 0.0918 0.09 0.0894 0.0859 0.0888 0.0865 0.0856 0.0894 0.0931 0.0941 0.0956 0.0937 Tangible Common Equity to Tangible Assets UCFC Consolidated UCFC's consolidated tangible common equity ratio is higher now than it was in early 2007

Review of Financial Performance (cont.) Capital Adequacy at Home Savings 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 East 0.078 0.0795 0.0803 0.0747 0.0767 0.0777 0.0749 0.082 0.0833 0.085 0.0868 0.0822 C & D Minimum 8.0% "Well- Capitalized"(1) 5.0% Minimum 4.0% Tier 1 Leverage Ratio (Core Capital / Average Assets) Home Savings Home Savings has been able to meet and maintain a Tier 1 leverage ratio in excess of the higher capital standards imposed under the terms of the Cease and Desist Order Notes: 1. Home Savings has been deemed "adequately capitalized" for regulatory purposes 2. The C&D was issued in August 2008, and its capital requirements went into effect as of 12/31/08 C&D(2)

Review of Financial Performance (cont.) Capital Adequacy at Home Savings 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 East 0.1195 0.1229 0.1244 0.1188 0.1251 0.1177 0.1178 0.1206 0.1248 0.1276 0.1303 0.128 C & D Minimum 12.0% "Well- Capitalized"(1) 10.0% Minimum 8.0% Total Risk-Based Capital to Risk-Weighted Assets Home Savings Notes: 1. Home Savings has been deemed "adequately capitalized" for regulatory purposes 2. The C&D was issued in August 2008, and its capital requirements went into effect as of 12/31/08 Home Savings has been able to meet and maintain a Total Risk Based Capital ratio in excess of the higher capital standards imposed under the terms of the Cease and Desist Order C&D(2)

Weathering the Storm Management took significant steps in 2009 to weather the storm Sold trust company subsidiary Eliminated holding company debt Entered into agreement for branch sale Completed $69MM bulk mortgage sale Increased spread income while reducing assets by over $300MM Increased core deposits and reduced reliance on non-core funding Maintained capital ratios and book value per share Bank Management has been significantly augmented in the last 24 months New CEO, CFO, Chief Lending Officer, Chief Credit Officer and Chief Risk Officer Reorganized Credit and Loan Review functions New head of Special Assets New head of REO Added to collections and REO staff Implemented comprehensive risk management program

Management Douglas M. McKay, Chairman, President and CEO Mr. McKay has approximately 38 years of experience in the financial services industry. Mr. McKay has been the Chairman of the Board and Chief Executive Officer of United Community Financial Corp. since its inception in 1998. Mr. McKay also serves as President of UCFC. Additionally, Mr. McKay is the Chairman of the Board of The Home Savings and Loan Company. James R. Reske, CFA, Chief Financial Officer and Treasurer Mr. Reske joined United Community Financial Corp. in May of 2008 and serves as both Chief Financial Officer and Treasurer of UCFC and Home Savings. Prior to joining UCFC, Mr. Reske was an investment banker with KeyBanc Capital Markets, Inc. from 2002 to May of 2008, providing strategic advice to community banks and thrifts. Prior to joining KeyBanc Capital Markets, Mr. Reske was an investment banker in the financial institutions group at Morgan Stanley in New York, and practiced banking law with Wachtell Lipton Rosen & Katz and Sullivan & Cromwell. He previously served in the bank supervision and regulation section of the Federal Reserve Board.

Board of Directors Eugenia C. Atkinson (UCFC Director since 2005; Home Savings Director since 1999) Mrs. Atkinson was the Executive Director of Youngstown Metropolitan Housing Authority from 2000 until her retirement in 2007. Mrs. Atkinson also serves as a director of The Home Savings and Loan Company. Richard J. Buoncore (UCFC and Home Savings Director since 2007) Mr. Buoncore is a Certified Public Accountant and a managing partner of MAI Wealth Advisors, LLC, Cleveland, Ohio, a position he has held since December 2006. Previously, Mr. Buoncore was Managing Partner of BC Investment Partners LLC, which merged into MAI Wealth Advisors, a position he had held since 2005. From 1999 until 2005, he was the Chief Executive Officer of Victory Capital Management, Cleveland, Ohio, and served as its President and Chief Operating Officer from 1995 until 1999. Mr. Buoncore also serves as a director of The Home Savings and Loan Company. Scott N. Crewson (UCFC and Home Savings Director since 2009) Mr. Crewson retired from BP in 2008, after having served the company over 27 years in a variety of executive level positions, including most recently that of Deputy Director, Business Development in London England. He joined the UCFC and Home Savings Boards of Directors in 2009. Judge Scott D. Hunter (UCFC and Home Savings Director since 2009) Judge Hunter currently serves as a Mahoning County Area Court Judge, Judge of the Mahoning County Misdemeanor Drug Court. He is also a managing member of Hunter-Stevens Land Title Agency, LTD and maintains a private law practice. He previously served as a partner of the Davis & Davis Law Firm. He joined the UCFC and Home Savings Boards of Directors in 2009.

Board of Directors (continued) F. Scott O'Donnell (UCFC and Home Savings Director since 2009) Mr. O'Donnell is the President of O'Donnell & Associates, LTD, a firm that provides specialized services to banks, boards of directors and others interested in the banking industry. Mr. O'Donnell has more than 25 years experience in the banking and regulatory industries, including prior service as the Superintendent of Financial Institutions for the State of Ohio. Richard J. Schiraldi (Director since 2002; Home Savings Director since 2005) Mr. Schiraldi is a Certified Public Accountant and has been a partner at Cohen & Company, Certified Public Accountants, Youngstown, Ohio, since 1990. Mr. Schiraldi served as Director of Tax Operations at Cohen from 1983 until 2003. Mr. Schiraldi also serves as a director of The Home Savings and Loan Company. Clarence R. Smith Jr. (Director since 2005; Home Savings Director since 1976) Mr. Smith serves as Chairman of S-P Company and Subsidiaries located in Columbiana, Ohio, a position he has held since 1971. Mr. Smith also serves as a director of The Home Savings and Loan Company. Dr. David C. Sweet (Director since 2004; Home Savings Director since 2005) Dr. Sweet is the President of Youngstown State University, a position he has held since July 2000. Dr. Sweet also serves as a director of The Home Savings and Loan Company. Donald J. Varner (Director since 2007; Home Savings Director since 1987) Mr. Varner, an attorney, was United Community Financial Corp.'s Corporate Secretary from 1998 until his retirement in 2004 and a Senior Vice President of Home Savings and Loan Company from 1995 until his retirement in 2004. Prior to that time, Mr. Varner served as Home Savings' Vice President and Corporate Counsel from 1976 to 1995. Mr. Varner also serves as a director of The Home Savings and Loan Company.

United Community Financial Corp. NASDAQ: UCFC www.UCFCONLINE.com www.HOMESAVINGS.com Headquarters 275 West Federal Street Youngstown, Ohio 44503